                                                                    Exhibit 10.1

[ALTEON LOGO]
ALTEON INC.

                     EMPLOYEE'S STOCK OPTION GRANT AGREEMENT

Employee:_______________________________________________________________________

Address:________________________________________________________________________

Shares Subject to Option:_______________________________________________________


Shares Covered by the Portion of this Option
Treated as an Incentive Stock Option:___________________________________________


Shares Covered by the Portion of this Option
Treated as a Non-Qualified Stock Option:________________________________________

Exercise Price Per Share:_______________________________________________________

Date of Grant:__________________________________________________________________

Expiration Date:________________________________________________________________

Vesting Schedule:

      1. Grant of Option. Alteon Inc. (the "Company"), a Delaware corporation, hereby grants to the employee named above (the "Employee") an option (this "Option") to purchase the total number of shares of common stock of the Company ("Common Stock") set forth above (the "Shares") at the exercise price per share set forth above (the "Exercise Price"), subject to all of the terms and conditions set forth herein, under United States securities and tax laws and the Company's 2005 Stock Plan (the "Plan"), which is incorporated herein by reference. To the extent indicated above, this Option is intended to qualify as an "incentive stock option" ("ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent (i) indicated above, or (ii) that the aggregate fair market value of the Shares Covered by the portion of this Option treated as an ISO, together with the aggregate fair market value of Common Stock subject to any additional ISOs held by Employee, for which such options are exercisable for the first time by the Employee in any calendar year (under all plans of the Company, including the Plan) exceeds $100,000, or (iii) any of the terms or conditions of this Option are inconsistent with the requirements imposed by the Code for treatment of this Option as an ISO, this Option shall be considered a Non-Qualified Stock Option ("NQSO").

      2. Vesting Schedule of Option.

            (a) Subject to the terms and conditions of the Plan and this Option, this Option shall vest and become exercisable as set forth above. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, UNLESS PREVIOUSLY TERMINATED PURSUANT TO SECTION 4 HEREOF, ANY PORTION OF THIS OPTION WHICH IS NOT VESTED AND EXERCISABLE ON THE DAY IMMEDIATELY PRECEDING THE EXPIRATION DATE SHALL VEST AND BECOME EXERCISABLE ON SUCH DATE; PROVIDED, HOWEVER, THAT THIS OPTION SHALL EXPIRE ON THE EXPIRATION DATE AND MUST BE EXERCISED, IF AT ALL, ON OR BEFORE THE EXPIRATION DATE.

            (b) Notwithstanding the foregoing, in the event of a change in control of the Company (as defined below) any portion of this Option, which is not vested and exercisable, shall vest and become exercisable immediately prior to a change in control of the Company. A change in control of the Company shall be deemed to occur if (i) the Company is merged with or into or consolidated with another corporation or other entity under circumstances where the shareholders of the Company immediately prior to such merger or consolidation do not own after such merger or consolidation shares representing at least fifty percent of the voting power of the Company or the surviving or resulting corporation or other entity, as the case may be, or (ii) the Company is liquidated or sells or otherwise disposes of substantially all of its assets to another corporation or entity, or (iii) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of
1934) shall become the beneficial owner (within the meaning of Rule 13d-3 under such Act) of forty percent (40%) or more of the Common Stock other than pursuant to a plan or arrangement entered into by such person and the Company or otherwise approved by the Board of Directors, or (iv) during any period of two
(2) consecutive years, individuals who at the beginning of such period constitute the entire Board of Directors shall cease for any reason to constitute a majority of the Board unless the election or nomination for election by the Company's shareholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

            (c) In the event that the accelerated vesting of this Option pursuant to Section (b) (i) constitutes a "parachute payment" within the meaning of Section 280G of the Code, and (ii) but for this Section (c), would be subject to the excise tax imposed by Section 4999 of the Code (the "Excise Tax"), then the portion of the Option which would have become immediately vested and exercisable under Section (b) may be reduced to the portion which the Employee, in his sole discretion, determines would result in no portion, or a lesser portion, of this Option being subject to the Excise Tax. The determination by the Employee of any reduction shall be conclusive and binding upon the Company. The Company shall exercise the portion of this Option, which is vested and exercisable only upon written notice by the Employee indicating the amount of such reduction.

            (d) The Employee acknowledges that acceleration of the exercise date of this Option following a change in control may, under certain circumstances, subject the Employee to an excise tax under Sections 280G and 4999 of the Code and that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares or upon a change in control of the Company and that Employee should consult a tax adviser prior to such exercise or disposition or following such change in control.

      3. Restrictions.

            (a) This Option may not be exercised unless such exercise is in compliance with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, all applicable state securities laws, and the requirements of the National Association of Securities Dealers or any stock exchange upon which the Shares may then be listed, as they are in effect on the date of exercise.

            (b) This Option may not be exercised as to fewer than 100 Shares unless it is exercised as to all Shares as to which this Option is then exercisable.

      4. Termination of Option.

            (a) This Option shall terminate on the Expiration Date and must be exercised, if at all, on or before the Expiration Date. This Option shall be subject to earlier termination if the Employee ceases to be employed by the Company. The Employee shall be considered to be employed by the Company if such person is employed by the Company or any Affiliate (as defined in the Plan) of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute employment by the Company. The Administrator (as defined in the Plan) shall have discretion to determine whether the Employee has ceased to be employed by the Company or any Affiliate of the Company and the effective date on which such employment terminated (the "Termination Date").

            (b) If the Employee ceases to be employed by the Company or any Affiliate of the Company for any reason, except death, Disability (as defined in the Plan), or termination of the Employee for "cause" (as defined in the Plan), this Option, to the extent (and only to the extent) that it would have been exercisable by the Employee on the Termination Date, may be exercised by the Employee within three months after the Termination Date, but in any event no later than the Expiration Date. Notwithstanding the foregoing, in the event of the Employee's death or Disability within three months after the termination of employment, the Employee or the Employee's Survivors may exercise this Option within one year after the date of the Employee's termination but in any event no later than the Expiration Date.

            (c) If the Employee's employment with the Company or any Affiliate of the Company is terminated because of the death or Disability of the Employee, this Option may be exercised by the

Employee (or the Employee's Survivor) within one year after the Termination Date, but in any event no later than the Expiration Date. In such event this Option shall be exercisable:

                  (i) to the extent that this Option has become exercisable but has not been exercised as of the date of death or Disability; and

                  (ii) in the event rights to exercise this Option accrue periodically over time, to the extent of a pro rata portion through the date of death or Disability of any additional vesting rights that would have accrued on the next vesting date had the Employee not died or become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of death or Disability.

            (d) If the Employee's employment with the Company or any Affiliate of the Company is terminated for "cause" (as defined in the Plan) the right to exercise all or any portion of this Option shall terminate immediately as of the time the Employee is notified his or her employment is terminated for cause. Notwithstanding anything herein to the contrary, if subsequent to an Employee's termination but prior to the exercise of this Option, the Board of Directors of the Company determines that, either prior or subsequent to the Employee's termination, the Employee engaged in conduct which would constitute "cause" then the Employee shall immediately cease to have any right to exercise this Option and this Option shall thereupon terminate.

            (e) Nothing in the Plan or this Option shall confer on the Employee any right to continue in the employ of the Company or any Affiliate of the Company or limit in any way the right of the Company or any Affiliate of the Company to terminate the Employee's employment at any time, with or without cause. The Employee acknowledges: (i) that the Plan is discretionary in nature and may be suspended or terminated by the Company at any time; (ii) that the grant of the Option is a one-time benefit which does not create any contractual or other right to receive future grants of options, or benefits in lieu of options; (iii) that all determinations with respect to any such future grants, including, but not limited to, the times when options shall be granted, the number of shares subject to each option, the option price, and the time or times when each option shall be exercisable, will be at the sole discretion of the Company; (iv) that the Employee's participation in the Plan is voluntary; (v) that the value of the Option is an extraordinary item of compensation which is outside the scope of the Employee's employment contract, if any; and (vi) that the Option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

      5. Manner of Exercise.

            (a) This Option shall be exercisable by delivery to the Company or its designee of an executed Stock Option Exercise Notice and Agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Company, which shall set forth the Employee's election to exercise this Option, the number of Shares being purchased, any restrictions imposed on the Shares and such other representations and agreements regarding the Employee's investment intent and access to information as may be required by the Company to comply with applicable laws. Payment of the purchase price for such Shares shall be made in accordance with Paragraph 9 of the Plan.

            (b) Prior to the issuance of the Shares upon exercise of this Option, the Employee agrees that the Company may withhold from the Employee's remuneration, if any, the minimum statutory amount of federal, state and local withholding taxes attributable to such amount that is considered compensation includable in such person's gross income. At the Company's discretion, the amount required to be withheld may be withheld in cash from such remuneration, or in kind from the Shares otherwise deliverable to the Employee on exercise of the Option. The Employee further agrees that, if the Company does not withhold an amount from the Employee's remuneration sufficient to satisfy the Company's income tax withholding obligation, the Employee will reimburse the Company on demand, in cash, for the amount under-withheld.

            (c) Provided that such notice and payment are in form and substance satisfactory to the Company, the Company shall issue the Shares registered in the name of the Employee or the Employee's Survivor.

            (d) The Employee acknowledges and agrees that neither the Company, its shareholders nor its directors and officers, has any duty or obligation to disclose to the Employee any material information regarding the business of the Company or affecting the value of the Shares before, at the time of, or following a termination of the employment of the Employee by the Company, including, without limitation, any information concerning plans for the Company to make a public offering of its securities or to be acquired by or merged with or into another firm or entity.

      6. Notice of Disqualifying Disposition. If all or any portion of this Option is an ISO and if the Employee sells or otherwise disposes of any of the Shares acquired pursuant to the portion of this Option deemed to be an ISO on or before the later of (1) the date two years after the Date of Grant of this Option, and (2) the date one year after issuance of such Shares to the Employee upon exercise of this Option, the Employee shall immediately notify the Company in writing of such disposition. If the Employee has died before the Shares are sold, these holding period requirements do not apply.

      7. Compliance with Laws and Regulations. The issuance and transfer of Shares shall be subject to compliance by the Company and the Employee with all applicable requirements of federal and state securities laws and with all applicable requirements of the National Association of Securities Dealers or any stock exchange on which the Common Stock may be listed at the time of such issuance or transfer. The Employee understands that the Company is under no obligation to register or qualify the Shares with the Securities and Exchange Commission, any state securities commission, the National Association of Securities Dealers or any stock exchange to effect such compliance.

      8. Nontransferability of Option. This Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Employee only by the Employee. However, the Employee, with the approval of the Administrator, may transfer any portion of this Option deemed to be a NQSO for no consideration to or for the benefit of the Employee's Immediate Family (including, without limitation, to a trust for the benefit of the Employee's Immediate Family or to a partnership or limited liability company for one or more members of the Employee's Immediate Family), subject to such limits as the Administrator may establish, and the transferee shall remain subject to all the terms and conditions applicable to this Option prior to such transfer and each such transferee shall so acknowledge in writing as a condition precedent to the effectiveness of such transfer. The term "Immediate Family" shall mean the Employee's spouse, former spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers, nieces, nephews and grandchildren (and, for this purpose, shall also include the Employee.) The terms of this Option shall be binding upon the executors, administrators, successors and assigns of the Employee.

      9. Tax Consequences. The Employee acknowledges that any income or other taxes due from him or her with respect to this Option or the Shares issuable pursuant to this Option shall be the Employee's responsibility. The Employee acknowledges that if this Option is an NQSO, upon exercise of this Option the Employee will be deemed to have taxable income measured by the difference between the then fair market value of the Shares received upon exercise and the price paid for such Shares pursuant to this Agreement.

      10. No Rights As Stockholder Until Exercise. The Employee shall have no rights as a stockholder with respect to Shares subject to this Agreement until registration of the Shares in the Company's share register in the name of the Employee. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date of such registration.

      11. Adjustments. The Plan contains provisions covering the treatment of Options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to Options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

      12. Interpretation. Any dispute regarding the interpretation of this Option shall be submitted by the Employee or the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on the Company and on the Employee.

      13. Governing Law. This Agreement shall be construed and enforced in accordance with the law of the State of Delaware, without giving effect to the conflict of law principles thereof. For the purpose of litigating any dispute that arises under this Agreement, the parties hereby consent to exclusive jurisdiction in New Jersey and agree that such litigation shall be conducted in the state courts of New Jersey or the federal courts of the United States for the District of New Jersey.

      14. Entire Agreement. The Plan and the Notice and Agreement attached as Exhibit A are incorporated herein by reference. This Option, the Plan and the Notice and Agreement constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

      15. Modifications And Amendments. The terms and provisions of this Agreement may be modified or amended as provided in the Plan.

      16. Waivers And Consents. Except as provided in the Plan, the terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

      17. Data Privacy. By entering into this Agreement, the Employee: (i) authorizes the Company and each Affiliate, and any agent of the Company or any Affiliate administering the Plan or providing Plan recordkeeping services, to disclose to the Company or any of its Affiliates such information and data as the Company or any such Affiliate shall request in order to facilitate the grant of options and the administration of the Plan; (ii) waives any data privacy rights he or she may have with respect to such information; and (iii) authorizes the Company and each Affiliate to store and transmit such information in electronic form.

                                    ALTEON INC.

                                    By: ________________________________________
                                        Kenneth I. Moch

                                    Title: President and Chief Executive Officer

                                                                    Exhibit 10.1

                                   ACCEPTANCE

The Employee hereby acknowledges receipt of a copy of the Plan, represents that the Employee has read and understands the terms and provisions thereof, and accepts this Option subject to all the terms and provisions of the Plan and this Option. The Employee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that the Employee should consult a tax adviser prior to such exercise or disposition.

                             ___________________________________________________
                             Signature                         Date

                                                                    Exhibit 10.1

                                    EXHIBIT A

                   STOCK OPTION EXERCISE NOTICE AND AGREEMENT

Alteon Inc.
6 Campus Drive
Parsippany, New Jersey 07054

Attention: Secretary

      1. Exercise of Option. The undersigned ("Employee"), hereby elects to exercise his or her option to purchase _________ shares (the "Shares") of the common stock, $.01 par value, of Alteon Inc. (the "Company"), under and pursuant to the terms and conditions of the Company's 2005 Stock Plan (the "Plan"), and the Employee's Stock Option Grant Agreement dated ____________________ (the "Option").

      2. Representations of Employee. Employee acknowledges that Employee has received, read and understood the Plan and the Option and agrees to abide by and be bound by their terms and conditions.

      3. Restrictions on Transfer. Employee understands that the Shares may not be sold or otherwise transferred unless they are registered under the Securities Act of 1933, as amended, and applicable state securities acts or unless exemptions from such registration requirements are available. Employee understands that the Company is under no obligation to register the Shares and that an exemption may not be available or may not permit the Employee to transfer Shares in the amounts or at the times proposed by Employee.

      4. Tax Consequences. Employee understands that Employee may suffer adverse tax consequences as a result of Employee's purchase or disposition of the Shares. Employee represents that Employee has consulted with any tax consultant(s) Employee deems advisable in connection with the purchase or disposition of the Shares and that Employee is not relying on the Company for any tax advice.

      5. Delivery of Payment. With this Stock Option Exercise Notice and Agreement, employee is delivering to the Company the aggregate purchase price of the Shares that Employee has elected to purchase and has made provision for the payment of any federal or state withholding taxes required to be paid or withheld by the Company.

      6. Entire Agreement. The Plan and Option are incorporated herein by reference. This Agreement, the Plan and the Option constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Employee with respect to the subject matter hereof, and are governed by New Jersey law except for that body of law pertaining to conflict of laws.

SUBMITTED BY:                               ACCEPTED BY:

                                            ALTEON INC.

Employee:___________________________        By:______________________________


Social
Security
Number:_____________________________        Name:____________________________

Address:____________________________
        ____________________________

Title:______________________________        Title:___________________________

Dated:______________________________         Dated:__________________________